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                                                                    EXHIBIT 99.2

                             CONSENT TO BE NAMED AS
                                DIRECTOR NOMINEE


     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit as a person who shall become a Director of AHL Services, Inc. following the completion of the offering to which said Registration Statement pertains.


                                        /s/ Hamish Leslie Melville
                                        -------------------------------------
                                        Hamish Leslie Melville


Date:  January 17, 1997
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